UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2023

STRONG GLOBAL ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41688	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5960 Fairview Road, Suite 275 Charlotte, NC	28210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 471-6784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A Common Voting Shares, without par value	SGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.05	Costs Associated with Exit or Disposal Activities.

As of December 31, 2023, the board of directors of Strong Global Entertainment, Inc. (the “Company”) approved the Company’s plan to exit its content business, including Strong Studios, Inc. (“Strong Studios”) and Unbounded Media Corporation (collectively, the “Business”) and authorized management to proceed with such plan. This plan is expected to improve the Company’s focus on its core businesses, reduce general and administrative costs, and improve financial performance. In connection with this plan, the Company is expected to incur total pre-tax charges of approximately $3.0-$4.0 million, including approximately $2.0-$3.0 million in asset impairments and $0.6-$0.8 million in restructuring costs.

Closing the Business is expected to eliminate overhead and development costs, leading to approximately $1.2-$2.0 million in annual cost reductions. The Company may receive proceeds from the disposition of certain parts of the Business and could recover development costs incurred in certain of the Strong Studios projects in the future; however, any recovery is highly speculative, and management is not able to estimate the amount, timing or likelihood of recoveries. These estimates may change based on the ultimate disposition of the operations and potential recoveries.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information contained herein, statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s goals, beliefs, plans and expectations about future events. The forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof or as of the date specified herein and are based on management’s reasonable expectations and beliefs. Such statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that described in or indicated by the forward-looking statements, including that the Company may be unable sell the Business or substantially all of its assets on a timely basis, for a reasonable purchase price or at all, any wind-down of the Business may not occur on a timely basis or require more of the Company’s resources than anticipated, the Company’s incurred expense related to the exit from or wind-down of the Business may exceed the Company’s projections and there may be additional expense and costs in future periods. The foregoing risks should be read in conjunction with the Company’s filings with the SEC, including “Risk Factors,” in its most recent Annual Report on Form 10-K and subsequent SEC filings, for a discussion of these and other risks and uncertainties. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONG GLOBAL ENTERTAINMENT, INC.

Date: January 5, 2024	By:	/s/ Todd R. Major
	Name:	Todd R. Major
	Title:	Chief Financial Officer